Effective immediately, the following row is added to the table entitled "Sales Charge Waivers or Reductions” beneath the sub-heading "Sales Charges and Waivers or Reductions" under the main heading “Description of Share Classes”:

Program	INVESTMENTS ELIGIBLE FOR:
	WAIVED INITIAL SALES CHARGE	REDUCED INITIAL SALES CHARGE	WAIVED CDSC
Reinstatement Privilege	X

Effective immediately, beneath the sub-heading "Sales Charges and Waivers or Reductions" under the main heading “Description of Share Classes”, the following bulleted sub-item is added:

•
Reinstatement Privilege. With respect to Class A, Class B and Class C, after you have redeemed fund shares, you have a one-time right per fund per registration to reinvest the proceeds in the fund within 90 days of the redemption without paying a sales charge. Proceeds can only be reinvested in the same class of the same fund under the same account registration, except proceeds from a Class B redemption can only be reinvested into Class A shares.

Any CDSC paid upon the redemption of Class A shares or Class C shares will be credited to your account, and your new Class A shares or Class C shares will be subject to a CDSC according to the CDSC schedule applicable to your original shares.

Any CDSC paid upon the redemption of Class B shares will not be credited to your account.

In order to benefit from the reinstatement privilege, you or your financial intermediary must inform MFSC that the reinstatement privilege is in effect each time shares of the fund are purchased under this privilege.